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                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 (File No. 333-_______) of our report dated February 2, 1999 relating to the financial statements of Nabors Industries, Inc., which appears in its Annual Report on Form 10-K for the year ended December 31, 1998.


                                                   /s/PricewaterhouseCooper LLP
                                                     PRICEWATERHOUSECOOPERS LLP


Houston, TX
August 31, 1999